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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 12, 1996

                          Commission File No. 0-28330

                             LEGACY SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                            (State of incorporation)

                                  95-456-1156
                       (IRS Employer Identification No.)


             5340 ALLA ROAD                              90066
        LOS ANGELES, CALIFORNIA                        (Zip Code)
(Address of principal executive offices)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 823-2423

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ITEM 5.  OTHER EVENTS

   Acquisition of Substantially All the Assets of On The Toes of Giants, Inc.

                 On August 30, 1996, Legacy Software, Inc. ("Legacy"), a developer of multimedia computer software, completed its acquisition of substantially all of the assets, properties and rights of On The Toes of Giants, Inc., a California corporation ("OTTOG"), pursuant to an Asset Purchase Agreement, dated as of August 19, 1996, by and among Legacy, OTTOG and Robert
E. Heitman, an individual and the sole shareholder of OTTOG. The consideration for the purchased assets consisted of 33,334 newly-issued shares of common stock, par value $.001, of Legacy and the assumption by Legacy of certain liabilities of OTTOG. The asset acquisition was structured as a "C" reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended.

                 OTTOG has been engaged in the business of computer consulting and developing computer systems with applications in game development for the Internet and the World Wide Web, including the development of billing infrastructure and full chat functionality. Legacy plans to operate the assets acquired from OTTOG as a separate Internet-oriented business unit. Legacy also entered into an Employment Agreement, dated August 30, 1996, with Mr. Heitman, who has served as President of OTTOG, pursuant to which agreement Mr. Heitman will be employed as Legacy's Vice President of the Internet Division.
Also, in connection with the acquisition of substantially all the assets of OTTOG, Legacy entered into a two-year lease with Guyett/ Montgomery, dated August 20, 1996, for approximately 1,454 square feet of office space in Oakhurst, California.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


         (c)     Exhibits

                  2.1 Asset Purchase Agreement, dated August 19, 1996, by and among Legacy Software, Inc., On The Toes of Giants, Inc. and Robert E. Heitman. (Schedules to be filed upon request of the Commission)

                 10.1 Employment Agreement, dated August 30, 1996, by and between Legacy Software, Inc. and Robert E. Heitman.

                 10.2 Office Lease, dated August 20, 1996 by and between Guyett/Montgomery and Legacy Software, Inc.

                 99.1 Press Release, dated August 19, 1996, announcing acquisition of On The Toes of Giants, Inc. by Legacy Software, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LEGACY SOFTWARE, INC.


                                      By: /s/ WILLIAM E. SLINEY
                                      -----------------------------------
                                      William E. Sliney
                                      Vice President and Chief Financial Officer
Dated: September 10, 1996





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                                 EXHIBIT INDEX




             Exhibit No.                           Document

                 2.1 Asset Purchase Agreement, dated August 19, 1996, by and among Legacy Software, Inc., On The Toes of Giants, Inc. and Robert E. Heitman. (Schedules to be filed upon request of the Commission)

                10.1 Employment Agreement, dated August 30, 1996, by and between Legacy Software, Inc. and Robert E. Heitman.

                10.2 Office Lease, dated August 20, 1996, by and between Guyett/Montgomery and Legacy Software, Inc.

                99.1 Press Release, dated August 19, 1996, announcing acquisition of On The Toes of Giants, Inc. by Legacy Software, Inc.